[LOGO] American Funds (R)                  The right choice for the long term(R)


CAPITAL INCOME BUILDER(R)

CAPITAL WORLD GROWTH AND INCOME FUND(R)

MEETING OF SHAREHOLDERS -- OCTOBER 17, 2005

IMPORTANT NOTICE

A meeting of shareholders of Capital Income Builder and Capital World Growth and Income Fund will take place on October 17, 2005.

While you are, of course, welcome to attend the meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card(s), by calling or by voting via the Internet. No matter how many shares you own, it's important that you take a few minutes to read the enclosed material in full and vote your shares. Mutual funds are required to obtain shareholders' approval for certain issues.

PLEASE DON'T HESITATE. VOTE YOUR SHARES TODAY. YOUR PROMPT RESPONSE WILL HELP REDUCE PROXY COSTS -- WHICH ARE PAID FOR BY EACH FUND -- AND WILL ALSO HELP YOU AVOID RECEIVING FOLLOW-UP TELEPHONE CALLS OR MAILINGS. VOTING BY THE INTERNET OR TELEPHONE LOWERS PROXY COSTS EVEN FURTHER.

IMPORTANT VOTING INFORMATION INSIDE.

CAPITAL INCOME BUILDER

CAPITAL WORLD GROWTH AND INCOME FUND

NOTICE OF MEETING OF SHAREHOLDERS
OCTOBER 17, 2005

TO THE SHAREHOLDERS OF CAPITAL INCOME BUILDER AND CAPITAL WORLD GROWTH AND INCOME FUND:

A meeting of shareholders of Capital Income Builder and of Capital World Growth and Income Fund (each a "Fund," and collectively the "Funds") will be held at the principal offices of the Funds, 333 South Hope Street, 55th Floor, Los Angeles, California, on Monday, October 17, 2005, at 9:00 a.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Joint Proxy Statement:

1.   The election of 14 Directors for each Fund.

2. To consider and act upon any other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record of each Fund at the close of business on August 5, 2005, are entitled to notice of and to vote at the meeting of their Fund or any adjournment thereof.

IN  ACCORDANCE  WITH  EACH  FUND'S  BY-LAWS,  THE  PROPOSED  BUSINESS  CANNOT BE
CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF ONE THIRD OF ITS SHARES OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) OR CAST YOUR VOTE BY TELEPHONE OR THE INTERNET. YOU MAY REVOKE IT AT ANY TIME BEFORE ITS USE. IF YOU OWNED SHARES IN MORE THAN ONE CLASS OR FUND AS OF THE RECORD DATE OF AUGUST 5, 2005, YOU MAY RECEIVE MORE THAN ONE PROXY CARD. PLEASE BE CERTAIN TO VOTE EACH PROXY CARD YOU RECEIVE.

By order of the Boards of Directors,

Vincent P. Corti
Secretary

August 22, 2005

IMPORTANT
You can help your Fund avoid the expense of follow-up letters to ensure a quorum by promptly voting your shares by mail, telephone or the Internet. If voting by mail, please mark, sign, date and return the enclosed proxy card(s). The enclosed envelope requires no postage if mailed in the United States. To vote by telephone or the Internet, please follow the instructions that appear on the enclosed insert.

CAPITAL INCOME BUILDER
CAPITAL WORLD GROWTH AND INCOME FUND
333 South Hope Street, Los Angeles, California 90071

JOINT PROXY STATEMENT
MEETING OF SHAREHOLDERS
OCTOBER 17, 2005

The enclosed  proxy is  solicited  by the Boards of Directors of Capital  Income
Builder and Capital World Growth and Income Fund (each a "Fund," and collectively the "Funds") in connection with the meeting of shareholders to be held at the principal offices of the Funds, 333 South Hope Street, 55th Floor, Los Angeles, California, on Monday, October 17, 2005, at 9:00 a.m., local time. As discussed more fully below, shareholders are being asked to vote on a proposal to elect 14 Directors for their respective Funds (each, a "Director" and collectively the "Directors") for their respective Funds. The Boards know of no business other than the election of Directors that will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

If you complete, sign and mail the enclosed proxy card(s) in the postage-paid envelope provided or record your vote via telephone or the Internet in time to be voted at the meeting, your shares will be voted exactly as you instruct. If you simply sign the proxy card, without otherwise completing it, your shares will be voted "for" the nominated Directors. Your vote can be revoked at any time before its exercise, either by filing with your Fund a written notification of revocation, by delivering a duly executed proxy card or a telephonic or Internet vote bearing a later date, or by attending the meeting and voting in person. All shares that are voted and votes to "withhold" are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, as will broker "non-votes" (i.e., proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares). However, broker non-votes are not counted as part of the vote necessary to approve the proposals. This Joint Proxy Statement and proxy card was first mailed to shareholders on or about August 22, 2005.

Each Fund is a fully managed, diversified, open-end investment company that issues multiple classes of shares. Each share class represents an interest in the same investment portfolio of securities, but each class has its own sales charge and expense structure (please refer to your Fund's prospectus for more information). Shares of all classes of each Fund vote together on matters that affect all classes in substantially the same manner including the proposal to elect Directors. There is no provision for cumulative voting and the number of shares outstanding equals the number of votes to which each respective class is entitled. At the close of business on August 5, 2005, the record date fixed by the Boards of Directors for determination of shareholders entitled to


                   Capital Income Builder/Capital World Growth and Income Fund 1 notice of and to vote at the meeting, the Funds' outstanding share balances for the various classes of shares were as follows:


                       CLASS      SHARES OUTSTANDING
                       ----------------------------------
                                            CAPITAL WORLD
                             CAPITAL INCOME  GROWTH AND
                                BUILDER      INCOME FUND
                       ----------------------------------

                         A    753,830,067    980,421,721
                       ----------------------------------
                         B    61,460,184     52,997,834
                       ----------------------------------
                         C    103,495,631    88,933,684
                       ----------------------------------
                         F    37,809,609     57,639,416
                       ----------------------------------
                       529-A   7,843,051     13,508,907
                       ----------------------------------
                       529-B   1,479,621      1,959,527
                       ----------------------------------
                       529-C   3,338,794      3,785,274
                       ----------------------------------
                       529-E    440,781        701,981
                       ----------------------------------
                       529-F    102,661        272,935
                       ----------------------------------
                        R-1     536,967        971,016
                       ----------------------------------
                        R-2    4,194,728     10,229,150
                       ----------------------------------
                        R-3    4,478,644     14,543,325
                       ----------------------------------
                        R-4    1,143,786      9,654,199
                       ----------------------------------
                        R-5    5,148,801     12,737,367

The 529 share classes are available only through CollegeAmerica to investors establishing qualified higher education savings accounts. CollegeAmerica account owners are technically not shareholders of the Funds and accordingly, do not have the rights of a shareholder, including the right to vote any proxies relating to the Funds' shares.

Attached as Appendix A is a table that identifies those investors who own of record or are known to own beneficially 5% or more of any class of each Fund's shares as of August 5, 2005.

With respect to the election of Directors, assuming a quorum is present at the meeting, the 14 nominees receiving the highest number of votes for each Fund will be elected. If sufficient votes are not received by the meeting date, the persons named as proxies may propose one or more adjournments of the meeting in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies may vote all proxies in favor of such adjournment.

PROPOSAL 1: ELECTION OF DIRECTORS

Mutual fund complexes, which consist of a number of funds sharing the same investment adviser, follow varying practices in organizing fund boards for corporate governance. Industry practices range from having a single set of directors serving as the board for every fund in the complex (and meeting for all funds simultaneously) to having entirely distinct board membership and separate board meetings for each fund in the complex. The American Funds complex, of which Capital Income Builder and Capital World Growth


2 Capital Income Builder/Capital World Growth and Income Fund and Income Fund are a part, generally follows a middle course between those two extremes -- several, but not all, the funds share common board members who meet simultaneously as the boards of these funds. These common fund boards are referred to herein as "board clusters." Capital Income Builder and Capital World Growth and Income Fund form a two-fund board cluster.

Fourteen Directors are to be elected for each Fund at the meeting, each to hold office until a successor is elected and qualified. All of the nominees for Director except for Gina H. Despres and James B. Lovelace have been nominated for both Funds. Ms. Despres has been nominated for only Capital World Growth and Income Fund, and Mr. Lovelace has been nominated for only Capital Income Builder.

Because meetings of the shareholders are not held each year, the Directors' terms will be indefinite in length. All of the nominees for Director except Joseph C. Berenato, Robert J. Denison, Koichi Itoh, Merit E. Janow, Stefanie Powers, and Steadman Upham were elected by shareholders of the respective Funds at previous shareholder meetings. Messrs. Berenato, Denison and Itoh were nominated for election at this meeting. Ms. Powers was elected by the Directors in 1997, Ms. Janow and Mr. Upham were elected by the Directors in 2001. Each of the nominees has agreed to serve as Director if elected. If any unforeseen event prevents one or more of the nominees from serving as Director, your votes will be cast (unless you have elected to withhold authority as to the election of any nominee) for the election of such person or persons as the applicable Board of Directors shall recommend. The following table sets forth certain information regarding the nominees.


                   Capital Income Builder/Capital World Growth and Income Fund 3

                                        BOARD OF DIRECTORS
                                 CAPITAL INCOME BUILDER ("CIB")
                         CAPITAL WORLD GROWTH AND INCOME FUND ("WGI")


                          POSITION        YEAR FIRST ELECTED
                            WITH              A DIRECTOR               PRINCIPAL OCCUPATION(S)
NAME AND AGE              THE FUNDS         CIB       WGI               DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
"NON-INTERESTED"
DIRECTORS
Joseph C. Berenato         Nominee           --       --        Chairman of the Board and CEO,
59                                                              Ducommun Incorporated (aerospace
                                                                components manufacturer)
----------------------------------------------------------------------------------------------------------------
H. Frederick Christie      Director         1987     1993       Private investor; former President and
72                                                              CEO, The Mission Group (non-utility
                                                                holding company, subsidiary of Southern
                                                                California Edison Company)
----------------------------------------------------------------------------------------------------------------
Robert J. Denison          Nominee           --       --        Chair, First Security Management (private
64                                                              investment)
----------------------------------------------------------------------------------------------------------------
Koichi Itoh                Nominee           --       --        Executive Chairman of the Board, Itoh
64                                                              Building Co., Ltd. (building management);
                                                                former President, Autosplice KK
                                                                (electronics)
----------------------------------------------------------------------------------------------------------------
Merit E. Janow             Director         2001     2001       Professor, Columbia University, School of
47                                                              International and Public Affairs
----------------------------------------------------------------------------------------------------------------
Mary Myers Kauppila      Chairman of        1992     1993       Private investor; Chairman of the Board
51                        the Board                             and CEO, Ladera Management Company
                         (independent                           (venture capital and agriculture); former
                             and                                owner and President, Energy Investment,
                        Non-Executive)                          Inc.
----------------------------------------------------------------------------------------------------------------
Gail L. Neale              Director         1987     1993       President, The Lovejoy Consulting Group,
70                                                              Inc. (a pro bono consulting group advising
                                                                nonprofit organizations)
----------------------------------------------------------------------------------------------------------------
Robert J. O'Neill          Director         1992     1993       Deputy Chairman of the Council and Chairman
68                                                              of the International Advisory Panel, Graduate
                                                                School of Government, University of Sydney,
                                                                Australia; Member of the Board of Directors,
                                                                The Lowy Institute for International Policy
                                                                Studies, Sydney, Australia; Chairman of the
                                                                Council, Australian Strategic Policy Institute;
                                                                former Chichele Professor of the History of
                                                                War and Fellow, All Souls College, University of
                                                                Oxford; former Chairman of the Council,
                                                                International Institute for Strategic Studies
----------------------------------------------------------------------------------------------------------------
Donald E. Petersen         Director         1992     1993       Retired; former Chairman of the Board and
79                                                              CEO, Ford Motor Company
----------------------------------------------------------------------------------------------------------------
Stefanie Powers            Director      1989-1996 1993-1996    Actor, Producer; Co-founder and President,
62                                          1997     1997       The William Holden Wildlife Foundation;
                                                                conservation consultant to Land Rover and
                                                                Jaguar North America; author of The Jaguar
                                                                Conservation Trust
----------------------------------------------------------------------------------------------------------------
Steadman Upham             Director         2001      2001      President and Professor of Anthropology, The
56                                                              University of Tulsa; former President and
                                                                Professor of Archaeology, Claremont Graduate
                                                                University
----------------------------------------------------------------------------------------------------------------
Charles Wolf, Jr.          Director         1987      1993      Senior Economic Adviser and Corporate Fellow
81                                                              in International Economics, The RAND
                                                                Corporation; former Dean, The RAND
                                                                Graduate School


Capital Income Builder/Capital World Growth and Income Fund 4


                        NUMBER OF PORTFOLIOS
                          WITHIN THE FUND
                            COMPLEX/1/
                           OVERSEEN BY               OTHER DIRECTORSHIPS/2/
NAME AND AGE                 DIRECTOR                  HELD BY DIRECTOR
--------------------------------------------------------------------------------------
"NON-INTERESTED"
DIRECTORS
Joseph C. Berenato              4                     Ducommun Incorporated
59
--------------------------------------------------------------------------------------
H. Frederick Christie           19                    Ducommun Incorporated
72                                                    IHOP Corporation
                                                      Southwest Water Company
--------------------------------------------------------------------------------------
Robert J. Denison               3                     None
64
--------------------------------------------------------------------------------------
Koichi Itoh                     3                     None
64
--------------------------------------------------------------------------------------
Merit E. Janow                  2                     The NASDAQ Stock Market, Inc.
47
--------------------------------------------------------------------------------------
Mary Myers Kauppila             5                     None
51
--------------------------------------------------------------------------------------
Gail L. Neale                   5                     None
70
--------------------------------------------------------------------------------------
Robert J. O'Neill               3                     None
68
--------------------------------------------------------------------------------------
Donald E. Petersen              2                     None
79
--------------------------------------------------------------------------------------
Stefanie Powers                 2                     None
62
--------------------------------------------------------------------------------------
Steadman Upham                  2                     None
56
--------------------------------------------------------------------------------------
Charles Wolf, Jr.               2                     None
81



                   Capital Income Builder/Capital World Growth and Income Fund 5

                                        BOARD OF DIRECTORS
                                 CAPITAL INCOME BUILDER ("CIB")
                         CAPITAL WORLD GROWTH AND INCOME FUND ("WGI")


                                                                         PRINCIPAL OCCUPATION(S)
                                                                         DURING PAST FIVE YEARS
                                                                         AND POSITIONS HELD WITH
                        POSITION         YEAR FIRST ELECTED               AFFILIATED ENTITIES OR
                          WITH               A DIRECTOR                  THE PRINCIPAL UNDERWRITER
NAME AND AGE            THE FUNDS         CIB         WGI                      OF THE FUND
----------------------------------------------------------------------------------------------------------------
"INTERESTED"
DIRECTORS/3/
Gina H. Despres       Vice Chairman        --         1999       Senior Vice President, Capital Research
63                    of the Board                               and Management Company; Vice
                      and Director                               President, Capital Strategy Research,
                       (WGI only)                                Inc./4/
----------------------------------------------------------------------------------------------------------------
Paul G. Haaga, Jr.      Director          1987        1993       Executive Vice President and Director,
56                                                               Capital Research and Management
                                                                 Company; Director, The Capital Group
                                                                 Companies, Inc./4/
----------------------------------------------------------------------------------------------------------------
James B. Lovelace     Vice Chairman       1992         --        Senior Vice President and Director,
49                    of the Board                               Capital Research and Management
                      and Director                               Company
                       (CIB only)



                        NUMBER OF PORTFOLIOS
                          WITHIN THE FUND
                             COMPLEX/1/
                            OVERSEEN BY           OTHER DIRECTORSHIPS/2/
NAME AND AGE                  DIRECTOR              HELD BY DIRECTOR
--------------------------------------------------------------------------------------
"INTERESTED"
DIRECTORS/3/
Gina H. Despres                  4                   None
63
--------------------------------------------------------------------------------------
Paul G. Haaga, Jr.               16                  None
56
--------------------------------------------------------------------------------------
James B. Lovelace                2                   None
49


/1/ Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.

/2/ This includes all directorships (other than those of the American Funds) that are held by each Director as a director of a public company or a registered investment company.

/3/ "Interested persons," within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the Funds' investment adviser, Capital Research and Management Company, or affiliated entities (including the Funds' principal underwriter).

/4/  Company affiliated with Capital Research and Management Company.


6 Capital Income Builder/Capital World Growth and Income Fund

DIRECTOR COMPENSATION

No compensation is paid by the Funds to any Director who is a director, officer or employee of the investment adviser or its affiliates. Effective July 1, 2004, each Fund pays Directors who are not affiliated with the investment adviser: (a) fees of $2,000 for each Board of Directors meeting attended and (b) $1,000 for each meeting attended as a member of a committee of the Board of Directors. In addition, Directors not affiliated with the investment adviser receive annual fees of either $15,000 (Capital Income Builder) and $16,000 (Capital World Growth and Income Fund) if the Director also receives compensation as a member of the Board of another fund cluster in the American Funds complex, or $50,000 (for all other unaffiliated Directors), a pro rata portion of which is paid by each Fund. For each of the nominees for Director, the tables below show the aggregate compensation paid by Capital Income Builder and Capital World Growth and Income Fund and the total compensation from all funds managed by the investment adviser or its affiliates.

FUND OWNERSHIP

The Directors allocate their investments among the American Funds based on their own investment needs. For each of the nominees for Director, the tables below show the value of their holdings in each Fund and in all of the American Funds that they oversee as Director.

                                      CAPITAL INCOME BUILDER ("CIB")

                                                               TOTAL COMPENSATION (INCLUDING
                                                                   VOLUNTARILY DEFERRED
                                                               COMPENSATION/1/) FROM ALL FUNDS
                                 AGGREGATE COMPENSATION             MANAGED BY CAPITAL
                             (INCLUDING VOLUNTARILY DEFERRED      RESEARCH AND MANAGEMENT          DOLLAR RANGE/3/
                                COMPENSATION/1/) FROM CIB      COMPANY OR ITS AFFILIATES/2/         OF CIB SHARES
                              DURING THE FISCAL YEAR ENDED     DURING THE FISCAL YEAR ENDED         OWNED AS OF
NAME                                OCTOBER 31, 2004                 OCTOBER 31, 2004              AUGUST 5, 2005
-----------------------------------------------------------------------------------------------------------------------
"NON-INTERESTED" DIRECTORS
Joseph C. Berenato (nominee)              $0/4/                       $125,584                    $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------------
H. Frederick Christie                 23,263/5/                        275,430/5/                 $50,001 - $100,000
-----------------------------------------------------------------------------------------------------------------------
Robert J. Denison (nominee)                0/4/                          4,500                    $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------------
Koichi Itoh (nominee)                      0/4/                         89,249                      Over $100,000
-----------------------------------------------------------------------------------------------------------------------
Merit E. Janow                        27,064                            57,654                    $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------------
Mary Myers Kauppila                   25,500/5/                        148,500/5/                   Over $100,000
-----------------------------------------------------------------------------------------------------------------------
Gail L. Neale                         24,550                           110,500                      Over $100,000
-----------------------------------------------------------------------------------------------------------------------
Robert J. O'Neill                     28,564                            70,654                         None/6/
-----------------------------------------------------------------------------------------------------------------------
Donald E. Petersen                    29,564/5/                         61,154/5/                   Over $100,000
-----------------------------------------------------------------------------------------------------------------------
Stefanie Powers                       25,564                            53,154                      Over $100,000
-----------------------------------------------------------------------------------------------------------------------
Steadman Upham                        30,314/5/                         64,154/5/                 $50,001 - $100,000/7/
-----------------------------------------------------------------------------------------------------------------------
Charles Wolf, Jr.                     28,814                            61,154                      Over $100,000




                                  AGGREGATE DOLLAR RANGE/3/
                                   OF SHARES OWNED IN ALL
                                 FUNDS IN THE AMERICAN FUNDS
                                 FAMILY OVERSEEN BY DIRECTOR
NAME                               AS OF AUGUST 5, 2005
------------------------------------------------------------
"NON-INTERESTED" DIRECTORS
Joseph C. Berenato (nominee)         Over $100,000
------------------------------------------------------------
H. Frederick Christie                Over $100,000
------------------------------------------------------------
Robert J. Denison (nominee)          Over $100,000
------------------------------------------------------------
Koichi Itoh (nominee)                Over $100,000
------------------------------------------------------------
Merit E. Janow                     $10,001 - $50,000
------------------------------------------------------------
Mary Myers Kauppila                  Over $100,000
------------------------------------------------------------
Gail L. Neale                        Over $100,000
------------------------------------------------------------
Robert J. O'Neill                       None/6/
------------------------------------------------------------
Donald E. Petersen                   Over $100,000
------------------------------------------------------------
Stefanie Powers                      Over $100,000
------------------------------------------------------------
Steadman Upham                       Over $100,000
------------------------------------------------------------
Charles Wolf, Jr.                    Over $100,000



                   Capital Income Builder/Capital World Growth and Income Fund 7

                                      CAPITAL INCOME BUILDER ("CIB")

                                                               TOTAL COMPENSATION (INCLUDING
                                                                   VOLUNTARILY DEFERRED
                                                               COMPENSATION/1/) FROM ALL FUNDS
                                 AGGREGATE COMPENSATION             MANAGED BY CAPITAL
                             (INCLUDING VOLUNTARILY DEFERRED      RESEARCH AND MANAGEMENT          DOLLAR RANGE/3/
                                COMPENSATION/1/) FROM CIB      COMPANY OR ITS AFFILIATES/2/         OF CIB SHARES
                              DURING THE FISCAL YEAR ENDED     DURING THE FISCAL YEAR ENDED         OWNED AS OF
NAME                                OCTOBER 31, 2004                 OCTOBER 31, 2004              AUGUST 5, 2005
-----------------------------------------------------------------------------------------------------------------------
"INTERESTED" DIRECTORS/8/
Paul G. Haaga, Jr.                       None                           None                        Over $100,000
-----------------------------------------------------------------------------------------------------------------------
James B. Lovelace                        None                           None                        Over $100,000
-----------------------------------------------------------------------------------------------------------------------





                                  AGGREGATE DOLLAR RANGE/3/
                                   OF SHARES OWNED IN ALL
                                 FUNDS IN THE AMERICAN FUNDS
                                 FAMILY OVERSEEN BY DIRECTOR
NAME                               AS OF AUGUST 5, 2005
------------------------------------------------------------
"INTERESTED" DIRECTORS/8/
Paul G. Haaga, Jr.                     Over $100,000
------------------------------------------------------------
James B. Lovelace                      Over $100,000
------------------------------------------------------------



8 Capital Income Builder/Capital World Growth and Income Fund

                               CAPITAL WORLD GROWTH AND INCOME FUND ("WGI")

                                                             TOTAL COMPENSATION (INCLUDING
                                                                 VOLUNTARILY DEFERRED
                                                             COMPENSATION/1/) FROM ALL FUNDS
                                 AGGREGATE COMPENSATION           MANAGED BY CAPITAL
                             (INCLUDING VOLUNTARILY DEFERRED    RESEARCH AND MANAGEMENT        DOLLAR RANGE/3/
                                COMPENSATION/1/) FROM WGI    COMPANY OR ITS AFFILIATES/2/      OF WGI SHARES
                              DURING THE FISCAL YEAR ENDED   DURING THE FISCAL YEAR ENDED       OWNED AS OF
NAME                                NOVEMBER 30, 2004              NOVEMBER 30, 2004           AUGUST 5, 2005
-----------------------------------------------------------------------------------------------------------------
"NON-INTERESTED" DIRECTORS
Joseph C. Berenato (nominee)                 $0/4/                     $126,084               $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------
H. Frederick Christie                    25,974/5/                      283,380/5/              Over $100,000
-----------------------------------------------------------------------------------------------------------------
Robert J. Denison (nominee)                   0/4/                        6,000               $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------
Koichi Itoh (nominee)                         0/4/                       89,749                 Over $100,000
-----------------------------------------------------------------------------------------------------------------
Merit E. Janow                           30,590                          62,254               $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------
Mary Myers Kauppila                      28,000/5/                      152,500/5/                 None/7/
-----------------------------------------------------------------------------------------------------------------
Gail L. Neale                            25,550                         112,000                 Over $100,000
-----------------------------------------------------------------------------------------------------------------
Robert J. O'Neill                        32,090                          75,254                    None/6/
-----------------------------------------------------------------------------------------------------------------
Donald E. Petersen                       31,590/5/                       65,754/5/              Over $100,000
-----------------------------------------------------------------------------------------------------------------
Stefanie Powers                          27,590                          57,754                     None
-----------------------------------------------------------------------------------------------------------------
Steadman Upham                           33,840/5/                       68,754/5/           $50,001-$100,000/7/
-----------------------------------------------------------------------------------------------------------------
Charles Wolf, Jr.                        32,340                          65,754                 Over $100,000
-----------------------------------------------------------------------------------------------------------------



                              AGGREGATE DOLLAR RANGE/3/
                               OF SHARES OWNED IN ALL
                             FUNDS IN THE AMERICAN FUNDS
                             FAMILY OVERSEEN BY DIRECTOR
NAME                            AS OF AUGUST 5, 2005
--------------------------------------------------------
"NON-INTERESTED" DIRECTORS
Joseph C. Berenato (nominee)        Over $100,000
--------------------------------------------------------
H. Frederick Christie               Over $100,000
--------------------------------------------------------
Robert J. Denison (nominee)         Over $100,000
--------------------------------------------------------
Koichi Itoh (nominee)               Over $100,000
--------------------------------------------------------
Merit E. Janow                    $10,001 - $50,000
--------------------------------------------------------
Mary Myers Kauppila                 Over $100,000
--------------------------------------------------------
Gail L. Neale                       Over $100,000
--------------------------------------------------------
Robert J. O'Neill                      None/6/
--------------------------------------------------------
Donald E. Petersen                  Over $100,000
--------------------------------------------------------
Stefanie Powers                     Over $100,000
--------------------------------------------------------
Steadman Upham                      Over $100,000
--------------------------------------------------------
Charles Wolf, Jr.                   Over $100,000
--------------------------------------------------------


                   Capital Income Builder/Capital World Growth and Income Fund 9

                            CAPITAL WORLD GROWTH AND INCOME FUND ("WGI")

                                                          TOTAL COMPENSATION (INCLUDING
                                                              VOLUNTARILY DEFERRED
                                                          COMPENSATION/1/) FROM ALL FUNDS
                              AGGREGATE COMPENSATION           MANAGED BY CAPITAL
                          (INCLUDING VOLUNTARILY DEFERRED    RESEARCH AND MANAGEMENT      DOLLAR RANGE/3/
                             COMPENSATION/1/) FROM WGI    COMPANY OR ITS AFFILIATES/2/    OF WGI SHARES
                           DURING THE FISCAL YEAR ENDED   DURING THE FISCAL YEAR ENDED     OWNED AS OF
NAME                             NOVEMBER 30, 2004              NOVEMBER 30, 2004         AUGUST 5, 2005
----------------------------------------------------------------------------------------------------------
"INTERESTED" DIRECTORS/8/
Gina H. Despres                        None                           None                Over $100,000
----------------------------------------------------------------------------------------------------------
Paul G. Haaga, Jr.                     None                           None                Over $100,000
----------------------------------------------------------------------------------------------------------




                           AGGREGATE DOLLAR RANGE/3/
                            OF SHARES OWNED IN ALL
                          FUNDS IN THE AMERICAN FUNDS
                          FAMILY OVERSEEN BY DIRECTOR
NAME                         AS OF AUGUST 5, 2005
-----------------------------------------------------

"INTERESTED" DIRECTORS/8/
Gina H. Despres                  Over $100,000
-----------------------------------------------------
Paul G. Haaga, Jr.               Over $100,000
-----------------------------------------------------

/1/ Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the Funds in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in the American Funds as designated by the Directors.

/2/ Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series which serves as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.

/3/ Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The
     amounts listed for "interested" Directors include shares owned through The Capital Group Companies, Inc., retirement plan and 401(k) plan.

/4/ Joseph C. Berenato, Robert J. Denison, and Koichi Itoh have been nominated for election as Directors; therefore, they did not receive any compensation from the Funds during the most recently completed fiscal year for each Fund.

/5/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by each Fund (plus earnings thereon) through the applicable 2004 fiscal year for participating Directors is as follows:
     H. Frederick Christie ($167,003 - CIB; $170,649 - WGI), Mary Myers Kauppila ($354,906 - CIB; $378,913 - WGI), Donald E. Petersen ($85,760 - CIB;
     $98,229 - WGI) and Steadman Upham ($81,949 - CIB; $98,170 - WGI). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the applicable Fund until paid to the Directors.

/6/ Robert J. O'Neill is not a U.S. citizen. His ownership of U.S. mutual funds could therefore have both U.S. and non-U.S. tax consequences.

/7/ Amounts shown do not include shares owned in the Funds' deferred compensation plan. If these shares were considered, the ranges for Mary Myers Kauppila (for WGI) and Steadman Upham (for both Funds) would be Over $100,000.

/8/ "Interested persons" within the meaning of the Investment Company Act of 1940 on the basis of their affiliation with the Fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the Fund's principal underwriter).


10  Capital Income Builder/Capital World Growth and Income Fund

Each Fund has an Audit Committee comprised of H. Frederick Christie, Merit E. Janow, Mary Myers Kauppila, Robert J. O'Neill, Steadman Upham and Charles Wolf, Jr., none of whom is an "interested person" of the Fund within the meaning of the Investment Company Act of 1940 ("1940 Act"). The function of the Audit Committee is oversight of that Fund's (1) accounting and financial reporting policies and practices, (2) internal controls over financial reporting and (3) financial statements. Each Fund's Audit Committee acts as a liaison between the Fund's independent registered public accounting firm (who report directly to the Audit Committee) and the full Board of Directors. Two Audit Committee meetings were held for Capital Income Builder during the fiscal year ended October 31, 2004, and four Audit Committee meetings were held for Capital World Growth and Income Fund during the fiscal year ended November 30, 2004.

Each Fund has a Nominating Committee comprised of Gail L. Neale, Donald E. Petersen, Stefanie Powers and Steadman Upham, none of whom is an "interested person" of the Fund within the meaning of the 1940 Act. Each Nominating Committee has adopted a charter setting forth its primary duties. Although the charter is not available on the Fund's website, it has been attached as Appendix
B. The Nominating Committees periodically review such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommend any appropriate changes to the full Board of Directors. The Nominating Committees also evaluate, select and nominate independent director candidates to the full Board of Directors. While the Nominating Committees normally are able to identify from their own and other resources an ample number of qualified candidates, they will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the applicable Fund, addressed to the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the applicable Nominating Committee (see also "Shareholder proposals"). Although there are no specific, minimum qualifications that the Nominating Committees have established for independent director candidates, in evaluating candidates the Nominating Committees will take into account all factors they consider relevant, including experience, demonstrated capabilities, independence, commitment, reputation, background, understanding of the investment business and understanding of business and financial matters generally. Where feasible and appropriate, the Nominating Committees will seek to enhance the diversity of Board membership. The Nominating Committees will also consider Board member succession issues. Two Nominating Committee meetings were held for Capital Income Builder during the fiscal year ended October 31, 2004, and two Nominating Committee meetings were held for Capital World Growth and Income Fund during the fiscal year ended November 30, 2004.

Each Fund has a Contracts Committee comprised of all Directors who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. Each Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory


                  Capital Income Builder/Capital World Growth and Income Fund 11 and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under rule 12b-1 adopted under the 1940 Act, that the Fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. One Contracts Committee meeting was held for Capital Income Builder during the fiscal year ended October 31, 2004, and one Contracts Committee meeting was held for Capital World Growth and Income Fund during the fiscal year ended November 30, 2004.

The Funds each have a Proxy Committee comprised of all Directors who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The function of these Proxy Committees is to review procedures and policies for voting proxies of companies held in the fund's portfolio, monitor certain contested proxy voting issues, and discuss related current issues. Two Proxy Committee meetings were held for Capital Income Builder during the fiscal year ended October 31, 2004, and two Proxy Committee meetings were held for Capital World Growth and Income Fund during the fiscal year ended November 30, 2004.

During the 2004 fiscal year, the full Board of Directors held a total of four meetings. Each incumbent Director attended all of the meetings during this period. Each incumbent Director also attended all of the meetings of the Committees of the Board on which he/she served during that time.


12 Capital Income Builder/Capital World Growth and Income Fund

                        CAPITAL INCOME BUILDER ("CIB")
                                OTHER OFFICERS

                               PRINCIPAL OCCUPATION(S) DURING
                                PAST FIVE YEARS AND POSITIONS     YEAR FIRST
  NAME                          HELD WITH AFFILIATED ENTITIES       ELECTED
  (POSITION WITH CIB)          OR THE PRINCIPAL UNDERWRITER OF   AN OFFICER OF
  AND AGE                                 THE FUND                  CIB/1/
  ----------------------------------------------------------------------------
  Catherine M. Ward          Senior Vice President and Director,     1987
  (President)                Capital Research and Management
  58                         Company; Director, American Funds
                             Service Company/2/; Secretary and
                             Director, Capital Group Research,
                             Inc./2/
  ----------------------------------------------------------------------------
  Joyce E. Gordon            Senior Vice President, Capital          1996
  (Executive Vice President) Research Company/2/
  48
  ----------------------------------------------------------------------------
  Mark R. Macdonald          Senior Vice President and Director,     2001
  (Senior Vice President)    Capital Research and Management
  46                         Company
  ----------------------------------------------------------------------------
  Steven T. Watson           Senior Vice President and Director,     1997
  (Vice President)           Capital Research Company/2/
  50
  ----------------------------------------------------------------------------
  Vincent P. Corti           Vice President -- Fund Business         1987
  (Secretary)                Management Group, Capital Research
  49                         and Management Company
  ----------------------------------------------------------------------------
  Sheryl F. Johnson          Vice President -- Fund Business         2003
  (Treasurer)                Management Group, Capital Research
  37                         and Management Company
  ----------------------------------------------------------------------------
  Rodney S. Kiemele          Assistant Vice President -- Fund        2005
  (Assistant Secretary)      Business Management Group, Capital
  37                         Research and Management Company
  ----------------------------------------------------------------------------
  Jeffrey P. Regal           Vice President -- Fund Business         2001
  (Assistant Treasurer)      Management Group, Capital Research
  34                         and Management Company


                  Capital Income Builder/Capital World Growth and Income Fund 13

                 CAPITAL WORLD GROWTH AND INCOME FUND ("WGI")
                                OTHER OFFICERS

                              PRINCIPAL OCCUPATION(S) DURING
                               PAST FIVE YEARS AND POSITIONS       YEAR FIRST
NAME                           HELD WITH AFFILIATED ENTITIES         ELECTED
(POSITION WITH WGI)           OR THE PRINCIPAL UNDERWRITER OF     AN OFFICER OF
AND AGE                                  THE FUND                    WGI/1/
-------------------------------------------------------------------------------
Stephen E. Bepler          Senior Vice President, Capital             1993
(President)                Research Company/2/
63
-------------------------------------------------------------------------------
Gregg E. Ireland           Senior Vice President, Capital             1999
(Executive Vice President) Research and Management Company
55
-------------------------------------------------------------------------------
Mark E. Denning            Director, Capital Research and             1993
(Senior Vice President)    Management Company; Director, The
47                         Capital Group Companies, Inc./2/;
                           Senior Vice President, Capital
                           Research Company/2/
-------------------------------------------------------------------------------
Jeanne K. Carroll          Senior Vice President, Capital             2001
(Vice President)           Research Company/2/
56
-------------------------------------------------------------------------------
Carl M. Kawaja             Senior Vice President, Capital             1997
(Vice President)           Research Company/2/; Director, Capital
41                         International, Inc./2/
-------------------------------------------------------------------------------
Andrew B. Suzman           Executive Vice President and               2003
(Vice President)           Director, Capital Research Company/2/;
38                         Director, Capital Research, Inc./2/
-------------------------------------------------------------------------------
Steven T. Watson           Senior Vice President and Director,        2001
(Vice President)           Capital Research Company/2/
50
-------------------------------------------------------------------------------
Vincent P. Corti           Vice President -- Fund Business            1993
(Secretary)                Management Group, Capital Research
49                         and Management Company
-------------------------------------------------------------------------------
Jeffrey P. Regal           Vice President -- Fund Business            2003
(Treasurer)                Management Group, Capital Research
34                         and Management Company
-------------------------------------------------------------------------------
Rodney S. Kiemele          Assistant Vice President -- Fund           2005
(Assistant Secretary)      Business Management Group, Capital
37                         Research and Management Company
-------------------------------------------------------------------------------
Sheryl F. Johnson          Vice President -- Fund Business            2003
(Assistant Treasurer)      Management Group, Capital Research
37                         and Management Company

/1/  Officers of the Fund serve until their resignation, removal or retirement.

/2/  Company affiliated with Capital Research and Management Company.


14 Capital Income Builder/Capital World Growth and Income Fund

No officer, director or employee of the investment adviser receives any remuneration from the Funds. All of the officers listed are officers of one or more of the other funds for which Capital Research and Management Company serves as investment adviser. All Directors and officers as a group owned beneficially less than 1% of each Fund's shares outstanding on August 5, 2005.

The address for all Directors and officers of the Funds is 333 South Hope Street, 55th Floor, Los Angeles, California, 90071, Attention: Fund Secretary. Correspondence intended for Directors should be sent to this address.

ADDITIONAL INFORMATION
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Boards of Directors (including a majority of Directors who are not "interested persons" of the Funds as that term is defined in the 1940 Act) have selected PricewaterhouseCoopers LLP ("PwC") to act as the independent registered public accounting firm for the Funds for the fiscal year ending October 31, 2005, for Capital Income Builder and November 30, 2005, for Capital World Growth and Income Fund. PwC has served as the Funds' independent registered public accounting firm since each Fund's inception. No representative of PwC is expected to attend the meeting of shareholders. In reliance on Rule 32a-4 under the 1940 Act, the Funds are not seeking shareholder ratification of the selection of their independent auditors.

The Audit Committees of the Funds have discussed with PwC representatives the independence of PwC from the Funds and their management, including the matters disclosed in the letter from PwC required by Independence Standards Board Standard No. 1, and also considered whether the provision of non-audit services described below is compatible with maintaining their independence.

Securities and Exchange Commission ("SEC") rules require the disclosure of professional fees billed to the Funds, the investment adviser and affiliates of the investment adviser providing services to the Funds, during each of the Funds' last two fiscal years, as follows:

                                                                                   CAPITAL WORLD
                                                            CAPITAL INCOME          GROWTH AND
                                                               BUILDER              INCOME FUND
BILLED TO THE FUNDS:                                       2003       2004       2003       2004
--------------------------------------------------------------------------------------------------
Audit fees                                               $67,000     $82,000    $65,000    $73,000
--------------------------------------------------------------------------------------------------
Audit-related fees                                          none        none       none       none
--------------------------------------------------------------------------------------------------
Tax fees                                                   6,000       6,000     10,000     10,000
--------------------------------------------------------------------------------------------------
 (tax fees consist of professional services relating
 to the preparation of the Fund's tax returns)
--------------------------------------------------------------------------------------------------
All other fees                                              none        none       none       none
--------------------------------------------------------------------------------------------------


                  Capital Income Builder/Capital World Growth and Income Fund 15

                                                                                   CAPITAL WORLD
                                                        CAPITAL INCOME              GROWTH AND
                                                            BUILDER                 INCOME FUND
BILLED TO THE INVESTMENT ADVISER AND ITS
AFFILIATES:                                                2003      2004        2003      2004
--------------------------------------------------------------------------------------------------
 (includes only fees for non-audit services billed
 to the investment adviser and its affiliates that
 provide ongoing services to the Fund for
 engagements that relate directly to the
 operations and financial reporting of the Fund
 and that were subject to the pre-approval
 policies described below.)
--------------------------------------------------------------------------------------------------
Audit-related fees                                        none      none         none      none
--------------------------------------------------------------------------------------------------
Tax fees                                                  none      none         none      none
--------------------------------------------------------------------------------------------------
All other fees                                            none      none         none      none

Pre-approval policies: The Funds' Audit Committees will pre-approve all audit and permissible non-audit services that the Audit Committees consider compatible with maintaining the accountants' independence. The pre-approval requirement will extend to all non-audit services provided to the Funds, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the funds. The Audit Committees will not delegate their responsibility to pre-approve these services to the investment adviser. The Audit Committees may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Audit Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above.

Aggregate non-audit fees paid to the Funds' accountants, including fees for all services billed to the investment adviser and affiliates were $6,000 for fiscal year 2003 and $6,000 for fiscal year 2004 for Capital Income Builder and $10,000 for fiscal year 2003 and $10,000 for fiscal year 2004 for Capital World Growth and Income Fund. The non-audit services represented by these amounts were brought to the attention of the Audit Committees and considered to be compatible with maintaining the accountants' independence.

The amounts shown above do not include amounts paid for audit, audit-related and tax fees rendered to other mutual funds managed by the investment adviser that PwC serves. Billings for these services totaled $1,503,000 (excluding CIB) during the fiscal year ended October 31, 2004, and $1,354,000 (excluding WGI) for the fiscal year ended November 30, 2004.

OTHER MATTERS

Neither the persons named in the enclosed proxy nor the Boards of Directors are aware of any matters that will be presented for action at the meeting other than matters described above. If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the shares in respect of any such matters in accordance with their best judgment in the interests of the Funds and the Funds' shareholders.


16 Capital Income Builder/Capital World Growth and Income Fund

SHAREHOLDER PROPOSALS

The Funds do not hold annual shareholders meetings. Meetings of shareholders may be called from time to time by either the Funds or the shareholders. Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a Fund's proxy statement for a particular meeting. The rules currently require that for future shareholder meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. In addition, the rules require that a proposal submitted for inclusion in a Fund's proxy materials for a subsequent shareholders meeting be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy materials because there are other requirements under the proxy rules for such inclusion.

Any shareholder proposals for inclusion in proxy materials for a subsequent shareholders meeting must be submitted in writing to the Secretary of the Fund, at its principal executive offices, 333 South Hope Street, 55th Floor, Los Angeles, CA 90071. Any such proposals must comply with all the requirements of rule 14a-8 under the Securities Exchange Act of 1934, as amended. Shareholders wishing to suggest candidates to either Fund's Nominating Committee for consideration as directors may do so by submitting a written notice to the Secretary of that Fund. The notice must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating Committee.

ANNUAL REPORT DELIVERY

The Funds will furnish, upon request and without charge, a copy of their most recent annual report and/or semi-annual report, to any shareholder. Such requests should be directed to the Secretary of the applicable Fund at 333 South Hope Street, 55th Floor, Los Angeles, CA 90071, or by telephoning 800/421-0180.

GENERAL INFORMATION

Capital Research and Management Company is the investment adviser to the Funds and is located at 333 South Hope Street, Los Angeles, CA 90071, and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc., is the principal underwriter of the Funds' shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

The enclosed proxy is solicited by and on behalf of the Board of Directors of each Fund. Each Fund will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the proxies and related materials. In addition to solicitation by mail, certain


                  Capital Income Builder/Capital World Growth and Income Fund 17 officers and Directors of the Funds, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally. WE URGE ALL SHAREHOLDERS TO VOTE THEIR SHARES BY MAIL, TELEPHONE OR THE INTERNET. IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. TO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET, PLEASE FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED INSERT.

One copy of this Joint Proxy Statement may be delivered to multiple shareholders who share a single address. If you would like to obtain an additional copy of this Joint Proxy Statement, free of charge, write to the Secretary of the fund at 333 South Hope Street, 55th Floor, Los Angeles, CA 90071, or by telephoning 800/421-0180. These requests will be honored within three business days of receipt. If you received a proxy statement for each shareholder who shares your address and would like to receive a single copy of such material in the future, please write to or call at the address and telephone number indicated above.

By order of the Boards of Directors,

Vincent P. Corti
Secretary

August 22, 2005


18 Capital Income Builder/Capital World Growth and Income Fund

APPENDIX A

                     5% SHAREHOLDERS AS OF AUGUST 1, 2005




                                 Capital Income Builder        Capital World Growth
                                                                 and Income Fund

                                                   AS % OF                 AS % OF
                                       SHARES      SHARES      SHARES      SHARES
NAME AND ADDRESS               CLASS    HELD     OUTSTANDING    HELD     OUTSTANDING
------------------------------------------------------------------------------------

Edward D. Jones & Co.             A  254,869,077    33.97    245,598,844    25.16
201 Progress Parkway              B   12,538,091    20.47      7,326,006    13.89
Maryland Hts, MO 63043
------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.    B    5,425,056     8.86      3,301,177     6.26
333 West 34th Street              C   15,051,851    14.63     11,720,327    13.27
New York, NY 10001
------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner     B    4,548,738     7.43      2,980,481     5.65
and Smith Inc.                    C   16,737,793    16.26     16,001,152    18.12
4800 Deer Lake Drive            R-3           --       --        909,167     6.35
East Jacksonville, FL 32246
------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.        F           --       --      5,630,009     9.85
101 Montgomery Street           R-4           --       --        952,244    10.02
San Francisco, CA 94104
------------------------------------------------------------------------------------
Hartford Life Insurance         R-1       86,501    16.29             --       --
Company P.O. Box 2999           R-3      930,601    20.91             --       --
Hartford, CT 06104
------------------------------------------------------------------------------------
Union Bank of California Trust  R-1           --       --         79,795     8.30
P.O. Box 5024
Costa Mesa, CA 92628
------------------------------------------------------------------------------------
Nationwide Trust Company        R-3      528,560    11.88      2,228,368    15.57
P.O. Box 182029
Columbus, OH 43218
------------------------------------------------------------------------------------
Marshall & Ilsley Trust Co.     R-4      223,655    20.19             --       --
1000 N. Water Street
Milwaukee, WI 53202
------------------------------------------------------------------------------------
American Express Trust          R-4           --       --      1,128,075    11.87
50534 AXP Financial Center
Minneapolis, MN 55474
------------------------------------------------------------------------------------
Union Planters Bank             R-4       67,636     6.11             --       --
7650 Magna Drive
Belleville, IL 62223
------------------------------------------------------------------------------------
Fidelity Investments            R-4           --       --        594,972     6.26
Institutional Operations Co.    R-5           --       --      1,160,363     9.19
100 Magellan Way KWIC
Covington, KY 41015
------------------------------------------------------------------------------------
Capital Guardian Trust Co.      R-5    1,090,378    21.29      2,318,475    18.36
333 South Hope Street
Los Angeles, CA 90071
------------------------------------------------------------------------------------
State Street Bank & Trust       R-5           --       --        970,741     7.69
105 Rosemont Road
Westwood, MA 02090
------------------------------------------------------------------------------------
The Northern Trust              R-5      269,818     5.27        826,415     6.55
P.O. Box 92994
Chicago, IL 60675
------------------------------------------------------------------------------------

APPENDIX B

This document serves as the Nominating Committee Charter of the Boards of Directors of Capital Income Builder and Capital World Growth and Income Fund (each, the "fund").

                         NOMINATING COMMITTEE CHARTER

I.COMMITTEE ORGANIZATION

The Nominating Committee ("the COMMITTEE"), a committee established by the Board of Directors (the "BOARD"), will be comprised solely of members of the Board who are not considered "interested persons" of the fund under the Investment Company Act of 1940 (the "ACT"), and who are otherwise independent. To be considered independent a member may not, other than in his or her capacity as a member of the Board, the Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the fund, or be a former officer or director of Capital Research and Management Company ("CRMC") or any of its affiliates.

The Board will appoint the members of the Committee. If the Board has not designated a Chair of the Committee, the Committee members may designate a Chair by majority vote of all members. The Committee will be composed of at least three independent directors. The fund's Secretary will serve as Secretary of the Committee.

The Committee will meet with the frequency, and at the times, determined by the Committee Chair or a majority of Committee members. Under normal circumstances, the Committee is expected to meet at least annually. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members promptly. The Committee may ask independent legal counsel, representatives of CRMC or others to attend Committee meetings and provide pertinent information as necessary or desirable. The Committee may also meet in executive session.

II.DUTIES AND RESPONSIBILITIES

The Committee will:

(a) Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent director skills and characteristics. In doing so, the Committee will take into account all factors it considers relevant, including experience, demonstrated capabilities, independence, commitment, reputation, background, understanding of the investment business and understanding of business and financial matters generally. Where feasible and appropriate, the Committee will seek to enhance the diversity of Board membership. The Committee will also consider Board member succession issues.

(b) Identify and screen independent Director candidates for appointment to the Board, and submit final recommendations to the full Board for approval. If the fund has an Advisory Board, the Committee will perform a similar function in relation to the Advisory Board./1/ The Committee will, in identifying and screening candidates, adhere to the policies and objectives it has previously formulated concerning independent director skills and characteristics.

(c) Review independent director (and, if applicable, Advisory Board member) compensation at least every two years, and expense-reimbursement policies as appropriate. The Committee will make recommendations on these matters to the full Board./2/

(d) Review materials, including information drawn from independent director questionnaires, relating to positions, transactions and relationships that could reasonably bear on the independence of directors or raise concerns regarding potential conflicts of interest.

(e) Make recommendations to the full Board concerning the appointment of independent directors to the Board's committees. The Committee may make recommendations to the full Board concerning the appointment of the Chair of each Board committee and periodic changes in those appointments and designations./3/

III.AUTHORITY AND RESOURCES

The Committee will have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent directors.

Independent legal counsel to the independent directors will serve as independent legal counsel to the Committee.

-------------

/1/ Committee members are encouraged to be alert to potential candidates on an ongoing basis, so that a pool of prospects is available for consideration when needs arise. As part of the identification and screening process, the Committee may consider candidates CRMC suggests, and may involve CRMC representatives in screening candidates. However, the decision to approve candidates for submission to the Board (or Advisory Board, if applicable) will be made exclusively by the Committee.

/2/ Director compensation recommendations may take into account the size of the Fund, the demands placed on the independent directors, the practices of other mutual fund groups, the need to attract and retain qualified independent directors, any relevant regulatory or judicial developments, and other considerations deemed appropriate by the Committee.

/3/ Recommendations in this area will be made after consideration of all relevant factors, including the desires and capacities of individual directors, and their roles on the boards and board committees of other funds managed by CRMC. Formal term limits for committee members or Chairs are not necessary, but the Committee will periodically consider their terms of service and the possible desirability of changes.

[LOGO] American Funds (R)                  The right choice for the long term(R)

IV.POLICIES AND PROCEDURES

The Committee's policies and procedures may change from time to time to reflect new or evolving business conditions or nominating committee practices. In meeting its responsibilities, the Committee is expected to:

(a) Provide oversight regarding the orientation of new independent directors./4/ The Committee Chair will designate an experienced independent director to assist, and be available to, each new independent director during his or her first year of service on the Board.

(b) Consider, at such times as the Committee may deem appropriate, whether the composition of the Board, its committees (and, if applicable, the fund's Advisory Board) reflect an appropriate blend of skills, backgrounds and experience, in relation to the goal of maximizing their effectiveness. The Committee may also consider, as appropriate, Board member attendance.

(c) Periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.

-------------

/4/ It is expected that orientation materials will be provided to each new director and one or more orientation sessions arranged. These sessions should be geared towards providing a working knowledge of the duties and obligations of mutual fund directors and their role in overseeing mutual fund investments and operations. Orientation sessions may be facilitated by or include members of the Committee, representatives of CRMC and/or independent legal counsel, as appropriate. New independent directors are encouraged to participate in other educational opportunities, including those provided by the Investment Company Institute.

[GRAPHIC] Printed on recycled paper.

--------------------------------------------------------------------------------

The Capital Group Companies
American Funds    Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust


[logo - American Funds(r)]                                            PROXY CARD

                 CAPITAL WORLD GROWTH AND INCOME FUND, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR THE MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 17, 2005


The undersigned hereby appoints Vincent P. Corti and Gina H. Despres, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders to be held at the offices of the Capital Group Companies, Inc., 333 South Hope Street, Los Angeles, California, on Monday, October 17, 2005 at 10:00 a.m., on all matters coming before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY. WHEN PROPERLY COMPLETED, IT WILL BE VOTED EXACTLY AS YOU INSTRUCT. IF YOU SIGN AND RETURN THIS PROXY, WITHOUT OTHERWISE COMPLETING IT, YOUR SHARES WILL BE VOTED FOR THE PROPOSALS.


VOTE VIA THE INTERNET:
https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE:
1-866-241-6192

CAPITAL BANK AND TRUST
COMPANY AS TRUSTEE

/s/ Thomas J. Hamblin
AUTHORIZED OFFICER


NOTE:  PLEASE SIGN  EXACTLY AS YOUR  NAME(S)  APPEAR ON THIS CARD.  JOINT OWNERS
SHOULD EACH SIGN INDIVIDUALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. FIDUCIARIES SHOULD GIVE FULL TITLES.


Signature


Signature of joint owner, if any


Date

                                                                       WGI_15572

[logo - American Funds(r)]                                            PROXY CARD

                   CAPITAL WORLD GROWTH AND INCOME FUND, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR THE MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 17, 2005


The undersigned hereby appoints Vincent P. Corti and Gina H. Despres, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders to be held at the offices of the Capital Group Companies, Inc., 333 South Hope Street, Los Angeles, California, on Monday, October 17, 2005 at 10:00 a.m., on all matters coming before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY. WHEN PROPERLY COMPLETED, IT WILL BE VOTED EXACTLY AS YOU INSTRUCT. IF YOU SIGN AND RETURN THIS PROXY, WITHOUT OTHERWISE COMPLETING IT, YOUR SHARES WILL BE VOTED FOR THE PROPOSALS.


VOTE VIA THE INTERNET:
https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE:
1-866-241-6192






NOTE:  PLEASE SIGN  EXACTLY AS YOUR  NAME(S)  APPEAR ON THIS CARD.  JOINT OWNERS
SHOULD EACH SIGN INDIVIDUALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. FIDUCIARIES SHOULD GIVE FULL TITLES.


Signature


Signature of joint owner, if any


Date

                                                                       WGI_15572

                   CAPITAL WORLD GROWTH AND INCOME FUND, INC.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: X

                                        FOR        WITHHOLD        FOR ALL
                                        ALL          ALL           EXCEPT
                                        ___          ___             ___

1.   Election of Directors:

     01       Joseph C. Berenato                 08   Mary Myers Kauppila
     02       H. Frederick Christie              09   Gail L. Neale
     03       Robert J. Denison                  10   Robert J. O'Neill
     04       Gina H. Despres                    11   Donald E. Petersen
     05       Paul G. Haaga, Jr.                 12   Stefanie Powers
     06       Koichi Itoh                        13   Steadman Upham
     07       Merit E. Janow                     14   Charles Wolf, Jr.


     To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.







                                   IMPORTANT
       SHAREHOLDERS CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS BY PROMPTLY SIGNING AND RETURNING THIS PROXY.

             PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING

                                                                       WGI_15572